UNITED STATES
SECURITIES & EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  October 28, 2005

AEP INDUSTRIES INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE (Jurisdiction of Incorporation)	0-14450 (Commission File Number)	22-1916107 (I.R.S. Employer Identification Number)

125 Phillips Avenue, South Hackensack, New Jersey (Address of Principal Executive Offices)		07606 (Zip Code)

Registrant’s Telephone Number, Including Area Code: (201) 641-6600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

As previously reported, AEP Industries Inc. (the “Registrant”) has entered into financing arrangements, as borrower, pursuant to a Loan and Security Agreement, dated November 20, 2001 (the “Loan Agreement”), with Congress Financial Corporation, as agent, and the lenders named therein.  The Loan Agreement provides for a bank credit facility with a maximum availability of $100,000,000.

On October 28, 2005, the Registrant entered into Amendment No. 7 to the Loan Agreement (“Amendment No. 7”) with Wachovia Bank, National Association (successor by merger to Congress Financial Corporation), as agent for the lenders (the “Agent”).  Among other things, Amendment No. 7 (i) increased the maximum availability under the Loan Agreement to an aggregate of $125,000,000, (ii) reduced the applicable margins for Prime Rate and Eurodollar rate borrowings, (iii) reduced the letter of credit accommodation fees, and (iv) extended the term of the Loan Agreement through November 2010.

Item 8.01.  Other Events.

On May 12, 2005, the Registrant entered into Amendment No. 6 to the Loan Agreement (“Amendment No. 6”) with each of the lenders of the Credit Facility and Wachovia Bank, National Association, as agent for the lenders, to permit redemption of certain senior subordinated notes of the Registrant.  While Amendment No. 6 did not provide for obligations that are material to the Registrant and was not reportable on Form 8-K, such amendment is being filed voluntarily with this Current Report to provide a complete presentation of all amendments to the Loan Agreement.

Item 9.01. Financial Statements and Exhibits.

(a)                                  Financial Statements of Businesses Acquired – None

(b)                                 Pro Forma Financial Information – None

(c)                                  Exhibits -

Exhibit No.	Description
10.1

Amendment No. 6 to Loan and Security Agreement, dated May 12, 2005, among the Registrant, Congress Financial Corporation (now known as Wachovia Bank, National Association), as Agent, and the financial institutions party thereto

10.2

Amendment No. 7 to Loan and Security Agreement, dated October 28, 2005, among the Registrant, Congress Financial Corporation (now known as Wachovia Bank, National Association), as Agent, and the financial institutions party thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEP INDUSTRIES INC.

November 3, 2005	By:	/s/ Paul M. Feeney
Paul M. Feeney
Executive Vice President, Finance
and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1

Amendment No. 6 to Loan and Security Agreement, dated May 12, 2005, among the Registrant, Congress Financial Corporation (now known as Wachovia Bank, National Association), as Agent, and the financial institutions party thereto

10.2

Amendment No. 7 to Loan and Security Agreement, dated October 28, 2005, among the Registrant, Congress Financial Corporation (now known as Wachovia Bank, National Association), as Agent, and the financial institutions party thereto